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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2000

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28283
                                               ---------


                UTAH                                          87-0392000
                ----                                          ----------
    (State or other jurisdiction of                         (IRS Employer
     incorporation or organization)                       Identification No.)

    12885 HWY 183, STE 108-A, AUSTIN, TEXAS                    78750
    ---------------------------------------                    -----
    (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code   (512) 335-1494
                                                         --------------


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ITEM 5 - OTHER EVENTS

On September 26, 2000, DeMarco Energy Systems of America, Inc. (the "Company") entered into an agreement with AJW Partners, LLC. and New Millenennium Capital Partners II, LLC. (the "Debenture Holders") for the private placement of $1,500,000 of the Company's Secured Convertible Debentures. These debentures are convertible into shares of the Common Stock of the Company based on the formulas listed below. The funding of the debentures will occur in two phases with the first $500,000 being received by the Company on September 27, 2000. The remaining $1,000,000 will be funded within 30 days following the effective registration with the Securities and Exchange Commission of the underlying securities of the Company. The Company will utilize the funds for acquisitions, marketing and sales promotion, internal corporate infrastructure development and general operating expenses.

The primary terms of the Convertible Debentures are as follows:

-    Entire principal amount will mature on September 26, 2001.

- Debentures bear 10% interest per annum with interest payments due quarterly. Interest to be paid in cash or shares of Common Stock at the option of the Debenture Holders.

- The Debenture Holders have the option to convert any unpaid principal and accrued interest into shares of the Company's Common Stock at any time after the original issue date (subject to certain limitations).

- The conversion price per share in effect on any conversion date shall be the lesser of (1) $0.34 per share and (2) 60% of the average of the lowest three inter-day trading prices during the ten trading days immediately preceding the applicable conversion date.

- The debentures bear a mandatory prepayment penalty of 130% of the principal and all accrued interest being prepaid.

- The debentures are secured by all unpledged assets of the Company including patents.

- The Company will file a SB-2 Registration Statement with the Securities and Exchange registering 200% of the Common Stock underlying the debentures.

For a complete detail of the aforementioned agreements see the Exhibits attached hereto.

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ITEM 7 - EXHIBITS

The following exhibits are attached and filed electronically herewith:

Exhibit Number                           Name of Exhibit

 4.01                                 Secured Convertible Debenture
                                      Purchase Agreement

 4.02                                 DeMarco Energy Systems of America, Inc.
                                      10% Secured Convertible Debenture

 4.03                                 Security Agreement

 4.04                                 Intellectual Property Security Agreement

 4.05                                 Registration Rights Agreement

 4.06                                 Escrow Agreement





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      (Registrant)       DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                                         ---------------------------------------

                           By            /s/  Victor M. DeMarco
                                         ----------------------
                                         Victor M. DeMarco, President/Chief
                                         Operating Officer

Date:  October 6, 2000


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
 4.01                                 Secured Convertible Debenture
                                      Purchase Agreement

 4.02                                 DeMarco Energy Systems of America, Inc.
                                      10% Secured Convertible Debenture

 4.03                                 Security Agreement

 4.04                                 Intellectual Property Security Agreement

 4.05                                 Registration Rights Agreement

 4.06                                 Escrow Agreement